UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-8168

Aquila Three Peaks Opportunity Growth Fund
(Exact name of Registrant as specified in charter)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
380 Madison Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/10

Date of reporting period: 06/30/11

FORM N-CSRS

ITEM 1.  REPORTS TO STOCKHOLDERS.

Semi-Annual Report
June 30, 2011
Aquila Three Peaks Opportunity Growth Fund

A fund designed for investors seeking capital appreciation

Aquila Three Peaks Opportunity Growth Fund “Despite the Economy, We Remain Positive”

August, 2011

Dear Fellow Shareholder:

     During the second quarter of 2011, the equity markets faced a volatile geopolitical environment in Europe and signs of slowing economic growth in the United States. Equity returns were negative in both May and June as a potential Greek default loomed over the markets. The last week of June saw a sharp positive reversal as a short-term solution regarding Greece’s austerity package seemed to improve the perception that contagion would be limited. Domestically, the U.S, economic picture deteriorated in May with a weak jobs report and other negative economic data points resulting in a downgrade to second quarter GDP growth expectations to the 2% area. Most economists continue to expect an improvement in U.S. growth in the second half of the year, which should be favorable for equity returns.

     Our attention to the high yield market remains vigilant as an indicator of future equity returns. The high yield metrics that we track appear to indicate that the capital markets are still relatively healthy. With that said, we are still cautious on consumer spending patterns and the impact to the economy from energy and commodity inflation. We have prudently adjusted our company estimates to reflect potentially lower growth rates for 2011. We believe our time-tested approach to the high yield market continues to produce appealing equity ideas based on balance sheet and credit profile improvements.

     Aquila Three Peaks Opportunity Growth Fund (the “Fund”) is mainly comprised of the equities of high yield debt issuers that are either currently owned or were previously owned in Aquila Three Peaks High Income Fund. Thus, the objective of finding cash flowing companies that are engaged in improving their leverage profile is our principal thesis. We generally avoid the same industries (financials, autos, airlines and other highly cyclical sectors) in both funds.

     We conduct our own rigorous research on energy prices, consumer behavior and the effects of higher commodity input costs. Our research results continue to keep us underweighted in the consumer areas of restaurants, retailers and homebuilders. We seek to focus on companies whose business models display consistency and good credit characteristics with free cash flow generating properties. Some of the new names added to the portfolio have been in the packaging and pay-TV industries, which are both non-cyclical industries. Our belief that free cash flow affords companies the ability to de-lever balance sheets is the core of our process. With our detailed models and

NOT A PART OF THE SEMI-ANNUAL REPORT

sensitivity analysis to leverage metrics, we feel confident that new ideas found in the credit markets can continue to produce solid equity results.

     We continue to search for companies that we believe have fiscally prudent management teams who recognize that they can improve their equity valuations by focusing on credit specific improvements. These improvements include reducing their leverage ratios (reducing debt relative to cash flow) and improving their coverage ratios (increasing cash flow relative to interest expense), as well as seeking better credit ratings, which can lead to a lower cost of capital. In addition, credit improvement can also take the form of refinancing existing debt in order to extend maturities, to secure lower coupons and possibly to remove restrictive covenants. While these factors are not always the primary focus of many equity analysts, we believe our process for finding improving high yield bond stories leads us to these types of improving equity stories. A high percentage of stocks in the Fund have undergone fundamental balance sheet improvement and laid the groundwork for what we believe to be a migration to higher stock values. Many of our portfolio holdings have been so successful at balance sheet improvement that their debt has been upgraded to investment grade.

     As previously mentioned, we will be taking cues from the high yield and fixed income markets, including spreads, defaults, the Treasury curve and the new issue calendar, to help us decipher the equity landscape. Our rigorous high yield research process, which is already in place, helps our investment team uncover new equity ideas. This research process includes company visits, frequent communication with management teams and building detailed models. We believe that this high yield focused research process, in addition to the positive economic indicators that we are seeing from the fixed income markets, provides Aquila Three Peaks Opportunity Growth Fund with a positive backdrop for the remainder of 2011.

Sincerely,

Sandy Rufenacht Portfolio Manager	Diana P. Herrmann President

The opinions are those of the authors as of August, 2011 and are subject to change at any time due to changes in market or economic conditions. These comments should not be construed as a recommendation or solicitation, but as an illustration of broader themes. Past performance is no guarantee of future results.

NOT A PART OF THE SEMI-ANNUAL REPORT

OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2011 (unaudited)

		Market
Shares	Common Stocks (96.2%)	Value

	Advertising Agencies (1.4%)
24,281	Interpublic Group of Companies, Inc.	$303,512
	Apparel Manufacturers (1.3%)
10,382	Hanesbrands, Inc.	296,406
	Beverages - Wine/Spirits (1.8%)
19,832	Constellation Brands, Inc.	412,902
	Cable/Satellite TV (5.0%)
6,700	Charter Communications, Inc.+	363,542
6,918	DIRECTV+	351,573
12,888	Dish Network Corp. (Series A)+	395,275
		1,110,390
	Coal (2.1%)
6,471	Arch Coal, Inc.	172,517
2,028	CONSOL Energy, Inc.	98,317
3,306	Peabody Energy Corp	194,756
		465,590
	Commercial Services (2.2%)
14,730	Iron Mountain, Inc.	502,146
	Consumer Products - Miscellaneous (1.0%)
6,552	Jarden Corp.	226,110
	Containers - Metal/Glass (9.8%)
15,504	Ball Corp.	596,284
26,551	Crown Holdings, Inc.+	1,030,710
12,122	Owens-Illinois, Inc.+	312,869
6,138	Silgan Holdings, Inc	251,474
		2,191,337
	Containers - Paper/Plastic (2.2%)
89,576	Graphic Packaging Holding Co.+	487,293
	Dialysis Centers (0.9%)
2,258	DaVita, Inc.+	195,565
	Diversified Manufacturing Operations (1.0%)
2,797	SPX Corp.	231,200

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011 (unaudited)

		Market
Shares	Common Stocks (continued)	Value

	E-Commerce Services (0.9%)
11,968	Liberty Media Corporation-Interactive	$200,703
	Electronic Components - Miscellaneous (2.1%)
30,135	Celestica, Inc.+	263,983
30,776	Flextronics International Ltd.+	197,582
		461,565
	Electronic Components - Semiconductor (1.9%)
11,303	Advanced Micro Devices, Inc.+	79,008
9,429	Avago Technologies Ltd	358,302
		437,310
	Food - Canned (1.4%)
5,740	Treehouse Foods, Inc.+	313,461
	Food - Retail (1.3%)
17,186	Ingles Markets, Inc. Class A	284,428
	Funeral Services & Related Items (4.1%)
54,703	Service Corp. International	638,931
39,739	Stewart Enterprises, Inc. Class A	290,095
		929,026
	Gambling (Non-Hotel) (0.6%)
8,439	Pinnacle Entertainment, Inc.+	125,741
	Hotels & Motels (1.5%)
6,073	Starwood Hotels & Resorts Worldwide, Inc.	340,331
	Intimate Apparel (1.4%)
5,805	Warnaco Group, Inc. (The)+	303,311
	Medical - Biomedical/Gene (1.3%)
2,406	Bio-Rad Laboratories, Inc	287,180
	Medical - Generic Drug (1.6%)
14,147	Mylan, Inc.+	349,006
	Medical - Hospitals (4.0%)
21,879	Community Health Systems, Inc.+	561,853
10,500	HCA Holdings, Inc.+	346,500
		908,353

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011 (unaudited)

		Market
Shares	Common Stocks (continued)	Value

	Medical Products (6.8%)
9,348	Cooper Companies, Inc.	$740,736
32,496	Hanger Orthopedic Group, Inc.+	795,177
		1,535,913
	Non-Hazardous Waste Disposal (2.0%)
14,267	Republic Services, Inc.	440,137
	Oil Company - Exploration & Production (8.0%)
6,945	Berry Petroleum Co.	368,988
6,542	Bill Barrett Corp.+	303,222
9,493	Denbury Resources, Inc.+	189,860
7,637	Forest Oil Corp.+	203,984
15,945	Petrohawk Energy Corp.+	393,363
5,969	Range Resources Corp.	331,279
		1,790,696
	Physical Therapy/Rehabilitation Centers (1.0%)
8,664	HealthSouth Corp.+	227,430
	Pipelines (1.1%)
12,711	El Paso Corp	256,762
	Private Corrections (3.2%)
33,061	Corrections Corporation of America+	715,771
	Racetracks (0.4%)
5,698	Speedway Motorsports, Inc	80,798
	Real Estate Investment Trust - Hotels (2.6%)
43,813	FelCor Lodging Trust, Inc.+	233,523
20,965	Host Hotels & Resorts, Inc.	355,357
		588,880
	Rental - Auto/Equipment (1.7%)
14,827	United Rentals, Inc.+	376,606
	Resorts/Theme Parks (1.8%)
8,639	Vail Resorts, Inc.	399,295
	Retail - Apparel/Shoe (0.4%)
1,505	Phillips-Van Heusen Corp.	98,532

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011 (unaudited)

				Market
Shares		Common Stocks (continued)		Value

		Satellite Telecommunications (2.0%)
11,744		GeoEye, Inc.+		$439,226
		Telecom Services (1.2%)
13,392		tw telecom holdings, inc.+		274,938
		Telephone - Integrated (5.2%)
19,581		CenturyLink, Inc		791,660
18,381		Frontier Communications Corp		148,335
18,069		Windstream Corp		234,174
				1,174,169
		Theaters (1.8%)
11,025		Cinemark Holdings, Inc.		228,328
14,260		Regal Entertainment Group Class A		176,111
				404,439
		Transport - Rail (1.3%)
5,084		Kansas City Southern+		301,634
		Water Treatment Systems (1.1%)
8,967		Nalco Holding Co.		249,372
		Wireless Equipment (3.8%)
8,709		American Tower Corp.+		455,742
9,610		Crown Castle International Corp.+		391,992
				847,734

		Total Investments (cost $20,254,575*)	96.2%	21,565,198
		Other assets less liabilities	3.8	855,171
		Net Assets	100.0%	$22,420,369

	*	Cost for Federal income tax and financial reporting purposes is identical.
	+	Non-income producing security.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2011 (unaudited)

Portfolio	Percent of	Portfolio	Percent of
Distribution	Investments	Distribution	Investments
Advertising Agencies	1.4%	Medical - Generic Drug	1.6%
Apparel Manufacturers	1.4	Medical - Hospitals	4.2
Beverage - Wine/Spirits	1.9	Medical Products	7.1
Cable/Satellite TV	5.2	Non-Hazardous Waste Disposal	2.0
Coal	2.2	Oil Company - Exploration & Production	8.3
Commercial Services	2.3	Physical Therapy/Rehabilitation Centers	1.1
Consumer Products - Miscellaneous	1.0	Pipelines	1.2
Containers - Metal/Glass	10.2	Private Corrections	3.3
Containers - Paper/Plastic	2.3	Racetracks	0.4
Dialysis Centers	0.9	Real Estate Investment Trust - Hotels	2.7
Diversified Manufacturing Operations	1.1	Rental - Auto/Equipment	1.7
E-Commerce Services	0.9	Resorts/Theme Parks	1.9
Electronic Components - Miscellaneous	2.1	Retail - Apparel/Shoe	0.5
Electronic Components - Semiconductor	2.0	Satellite Telecommunications	2.0
Food - Canned	1.5	Telecom Services	1.3
Food - Retail	1.3	Telephone - Integrated	5.4
Funeral Services & Related Items	4.3	Theaters	1.9
Gambling (Non-Hotel)	0.6	Transport - Rail	1.4
Hotels & Motels	1.6	Water Treatment Systems	1.2
Intimate Apparel	1.4	Wireless Equipment	3.9
Medical - Biomedical/Gene	1.3		100.0%

See accompanying notes to financial statements

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2011 (unaudited)

ASSETS
Investments at market value (cost $20,254,575)	$21,565,198
Cash	1,136,145
Receivable for investment securities sold	379,304
Receivable for Fund shares sold	83,074
Dividends receivable	13,553
Receivable from Manager	2,524
Other assets	1,100
Total assets	23,180,898
LIABILITIES
Payable for investment securities purchased	732,098
Payable for Fund shares redeemed	15,010
Distribution and service fees payable	297
Accrued expenses	13,124
Total liabilities	760,529
NET ASSETS	$22,420,369
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$7,849
Additional paid-in capital	18,651,332
Net unrealized appreciation on investments (note 4)	1,310,623
Accumulated net realized gain on investments	2,450,565
	$22,420,369
CLASS A
Net Assets	$13,779,049
Capital shares outstanding	482,177
Net asset value and redemption price per share	$28.58
Maximum offering price per share (100/95.75 of $28.58 adjusted to nearest cent)	$29.85
CLASS C
Net Assets	$2,055,484
Capital shares outstanding	80,774
Net asset value and offering price per share	$25.45
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
during the first 12 months after purchase)	$25.45	*
CLASS I
Net Assets	$16,158
Capital shares outstanding	555
Net asset value, offering and redemption price per share	$29.11
CLASS Y
Net Assets	$6,569,678
Capital shares outstanding	221,369
Net asset value, offering and redemption price per share	$29.68

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2011 (unaudited)

Investment Income:

Dividends		$85,718

Expenses:

Management fee (note 3)	$85,579
Trustees’ fees and expenses	40,452
Registration fees and dues	37,368
Legal fees (note 3)	30,227
Distribution and service fees (note 3)	26,596
Transfer and shareholder servicing agent fees (note 3)	21,528
Shareholders’ reports	15,949
Custodian fees (note 5)	6,936
Auditing and tax fees	6,744
Chief compliance officer services (note 3)	2,235
Fund accounting fees	1,665
Insurance	190
Miscellaneous	10,588
Total expenses	286,057

Management fee waived (note 3)	(85,579)
Reimbursement of expenses by Manager (note 3)	(55,054)
Class A distribution fee waiver (note 3)	(3,117)
Expenses paid indirectly (note 5)	(21)
Net expenses		142,286

Net investment loss		(56,568)

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities transactions	486,193
Change in unrealized appreciation on investments	696,891

Net realized and unrealized gain (loss) on investments		1,183,084
Net change in net assets resulting from operations		$1,126,516

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009

	Six Months Ended
	June 30, 2011	Year Ended
	(unaudited)	December 31, 2010
OPERATIONS:
Net investment loss	$(56,568)	$(32,576)
Net realized gain (loss) from securities transactions	486,193	2,235,957
Change in unrealized appreciation (depreciation) on investments	696,891	(978,191)
Change in net assets from operations	1,126,516	1,225,190

DISTRIBUTIONS TO SHAREHOLDERS (note 8):
Class A Shares:
Net realized gain on investments	–	–

Class C Shares:
Net realized gain on investments	–	–

Class I Shares:
Net realized gain on investments	–	–

Class Y Shares:
Net realized gain on investments	–	–
Change in net assets from distributions	–	–

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	8,893,524	7,385,425
Short-term trading redemption fee	3,554	556
Cost of shares redeemed	(1,712,974)	(4,275,826)
Change in net assets from capital share transactions	7,184,104	3,110,155

Change in net assets	8,310,620	4,335,345

NET ASSETS:
Beginning of period	14,109,749	9,774,404

End of period	$22,420,369	$14,109,749

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2011 (unaudited)

1. Organization

     Aquila Three Peaks Opportunity Growth Fund (the “Fund”), a diversified, open-end investment company, was organized as a Massachusetts business trust. The Fund was originally organized on November 3, 1993 under the name Aquila Rocky Mountain Equity Fund (“ARMEF”) and commenced operations on July 22, 1994. From that date through October 14, 2010, ARMEF’s universe of companies was primarily within the eight-state Rocky Mountain region. The Fund now invests primarily in the equity securities of companies located throughout the United States. On October 15, 2010, the Fund began its operations under its current name with a new and expanded investment strategy that continues to seek capital appreciation.

     The Fund is authorized to issue an unlimited number of shares and offers four classes of shares, Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/ or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011 (unaudited)

b)
Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2011:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices – Common Stocks*	$21,565,198
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$21,565,198

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011 (unaudited)

Management has reviewed the tax positions for each of the open tax years (2007-2009) or expected to be taken in the Fund’s 2010 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2010 the Fund decreased undistributed net investment loss by $32,576, decreased accumulated net gain on investments by $213,147 and increased additional paid-in capital by $180,571. These reclassifications were due to a net investment loss and tax equalization and had no effect on net assets or net asset value per share.

i)
Accounting pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these updates and amendments may have on the Fund’s financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011 (unaudited)

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90 of 1% on the Fund’s net assets up to $100 million, 0.85 of 1% on such assets above $100 million up to $250 million, and 0.80% of 1% on assets above $250 million.

     Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio and arranges for the purchases and sales of portfolio securities. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund’s net assets up to $100 million, 0.45 of 1% on such assets above $100 million up to $250 million, and 0.40 of 1% on assets above $250 million.

     For the six months ended June 30, 2011, the Fund incurred management fees of $85,579, all of which was waived. Additionally, during this period the Manager reimbursed the Fund for other expenses in the amount of $55,054. The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2010 through April 30, 2012 so that total Fund expenses will not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.18% for Class I Shares and 1.25% for Class Y Shares. The Sub-Adviser has agreed to waive its fee in the same proportion as the Manager is required to waive its fee in connection with the aforementioned undertaking. Beginning in fiscal 2011, for a period of three years, subsequent to the end of each of the Fund’s fiscal years, the Manager may recover from the Fund certain fees and expenses waived or reimbursed subject to contractual limitations.

     Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011 (unaudited)

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information. b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.30% of the Fund’s average net assets represented by Class A Shares. During the period of October 15, 2010 to October 15, 2011, 0.05% of the fee has been and will continue to be waived. For the six months ended June 30, 2011, distribution fees on Class A Shares amounted to $18,704 of which the Distributor retained $1,071.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended June 30, 2011, amounted to $5,907. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended June 30, 2011, amounted to $1,969. The total of these payments with respect to Class C Shares amounted to $7,876 of which the Distributor retained $962.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended June 30, 2011, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $28 of which $16 related to the Plan and $12 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011 (unaudited)

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries, with the bulk of any sales commissions inuring to such intermediaries. For the six months ended June 30, 2011, total commissions on sales of Class A Shares amounted to $96,411 of which the Distributor received $8,671.

c) Other Related Party Transactions:

     On June 1, 2011, Bingham McCutchen LLP replaced Butzel Long PC (“Butzel”) as counsel to the Fund. During the period January 1, 2011 to May 31, 2011, the Fund incurred $29,959 of legal fees allocable to Butzel for legal services in conjunction with the Fund’s ongoing operations. During this period, the Fund’s former Secretary was Of Counsel to Butzel.

4. Purchases and Sales of Securities

     During the six months ended June 30, 2011, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $9,955,118 and $3,224,039, respectively.

     At June 30, 2011, the aggregate tax cost for all securities was $20,254,575. At June 30, 2011, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $2,218,748 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $908,125 for a net unrealized appreciation of $1,310,623.

5. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

6. Portfolio Orientation

     The Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”. The Fund may, from time-to-time, hold as much as 30% of its net assets in fixed-income securities including lower quality corporate debt securities (often referred to as high yield or “junk” bonds). These bonds generally have a greater credit risk than other types of fixed-income securities.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011 (unaudited)

7. Capital Share Transactions

a) Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended
	June 30, 2011			Year Ended
	(unaudited			December 31, 2010
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	141,835	$3,994,334		162,683	$4,211,631
Reinvested distributions	–	–		–	–
Cost of shares redeemed	(37,020)	(1,024,313	)(a)	(163,656)	(3,844,553	)(a)
Net change	104,815	2,970,021		(973)	367,078
Class C Shares:
Proceeds from shares sold	61,769	1,538,730		20,684	480,090
Reinvested distributions	–	–		–	–
Cost of shares redeemed	(16,891)	(410,974)		(15,601)	(325,494)
Net change	44,878	1,127,756		5,083	154,596
Class I Shares:
Proceeds from shares sold	36	1,007		520	13,250
Reinvested distributions	–	–		–	–
Cost of shares redeemed	(362)	(9,809)		–	–
Net change	(326)	(8,802)		520	13,250
Class Y Shares:
Proceeds from shares sold	115,556	3,359,453		100,521	2,680,454
Reinvested distributions	–	–		–	–
Cost of shares redeemed	(9,207)	(264,324	)(b)	(4,341)	(105,223	)(b)
Net change	106,349	3,095,129		96,180	2,575,231
Total transactions in Fund
shares	255,716	$7,184,104		100,810	$3,110,155

(a)	Net of short-term trading redemption fees of $1,643 and $408 for 2011 and 2010, respectively. (See note 7b)
(b)	Net of short-term trading redemption fees of $1,911 and $148 for 2011 and 2010, respectively. (See note 7b)

b)
Short-Term Trading Redemption Fee: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee is paid to the Fund and is designed

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2011 (unaudited)

to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value (NAV) calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability.

8. Income Tax Information and Distributions

     The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

     The tax character of distributions:

	Year Ended December 31,
	2010	2009
Long-term capital gain	$0	$0

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gains	$1,964,372	0
Deferred post October losses	–
Unrealized appreciation	613,732
	$2,578,104

9. Tax Information

     The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act amends several tax provisions impacting mutual funds. In general, the amendments are effective for fiscal years after enactment. The Modernization Act provides several benefits, including the unlimited carryover of future capital losses versus the prior eight year limitation. Relevant information regarding the impact of the Modernization Act, if any, will be contained within the Federal Tax Status of Distributions section of the financial statements for the fiscal year ending December 31, 2011.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A												Class C

	Six Months												Six Months
	Ended		Year Ended December 31,										Ended		Year Ended December 31,
	6/30/11												6/30/11
	(unaudited		2010		2009		2008		2007		2006		(unaudited)		2010		2009		2008		2007		2006
Net asset value, beginning of period	$26.4		$22.5		$17.57		$30.39		$32.47		$29.45		$23.81		$20.67		$15. 94		$27.84		$30. 11		$27 .54
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(1)	(0.09	)(1)	(0.05	)(1)	(0.17	)(1)	(0.20	)(1)	(0.11	)(2)	(0.17	)(1)	(0.23	)(1)	(0.18	)(1)	(0.33	)(1)	(0.42	)(1)	(0.32	)(2)
Net gain (loss) on securities (both
realized and unrealized)	2.02		3.78		5.43		(12.31)		(0.19)		3.51		1.81		3.37		4.91		(11.23)		(0.16)		3.27
Total from investment operations	1.94		3.69		5.38		(12. 48)		(0.39)		3.40		1.64		3.14		4.73		(11.56)		(0.58)		2.95
Less distributions (note 8):
Distributions from capital gains	–		–		–		(0.34)		(1. 69)		(0. 38)		–		–		–		(0.34)		(1.69)		(0.38)
Net asset value, end of period	$28.58		$26.64		$22.95		$17.57		$30.39		$32.47		$25.45		$23.81		$20.67		$15. 94		$27.84		$30.11
Total return	7.28	%(3)(5)	16.08	%(3)	30.62	%(3)	(41.07	)%(3)	(1. 34	)%(3)	11.54	% (3)	6.89	%(4)(5)	15.19	%(4)	29.67	% (4)	(41.53	)%(4)	(2.08	)(4)	10.71	%(4)
Ratios/supplemental data
Net assets, end of period
(in thousands)	$13,779		$10,053		$8,682		$8,822		$20,950		$23,121		$2,055		$855		$637		$940		$2,845		$3,449
Ratio of expenses to average net assets	1.50	%(6)	1.50%		1. 50%		1. 51%		1. 54%		1. 72%		2.25	%(6)	2.25%		2. 25%		2.26%		2.29%		2.47%
Ratio of net investment loss to average net assets	(0.61	)%(6)	(0.40)%		(0.26)%		(0.67)%		(0.64)%		(0.57)%		(1.33	)%(6)	(1.11)%		(1.04)%		(1.43)%		(1.38)%		(1.32)%
Portfolio turnover rate	17.34	%(5)	115.93%		2.51%		3.70%		16.81%		13.31%		17.34	%(5)	115.93%		2.51%		3.70%		16.81%		13.31%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	3.06	%(6)	7.47%		4.79%		3.51%		2.73%		2.70%		3.64	%(6)	8.27%		5.58%		4.22%		3.47%		3.45%
Ratio of net investment loss to average net assets	(2.16	)%(6)	(6.37)%		(3.55)%		(2.68)%		(1.82)%		(1.55)%		2.72	%(6)	(7.13)%		(4.37)%		(3.39)%		(2.56)%		(2.30)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.50	%(6)	1.50%		1.50%		1.50%		1.50%		1.50%		2.25	%(6)	2.25%		2.25%		2.25%		2.25%		2.25%
______________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Not reflecting sales charges.
(4)	Not reflecting CDSC.
(5)	Not annualized.
(6)	Annualized.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I											Class Y

	Six Months											Six Months
	Ended		Year Ended December 31,									Ended		Year Ended December 31,
	6/30/11											6/30/11
	(unaudited)		2010	2009		2008		2007		2006		(unaudited)		2010	2009		2008		2007		2006
Net asset value, beginning of period	$27.08		$23.24	$17.73		$30.58		$32.51		$29.46		$27.63		$23.74	$18.13		$31.25		$33.25		$30.08
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(1)	0.06 (1)	(0.03	)(1)	(0.11	)(1)	(0.14	)(1)	(0.08	)(2)	(0.05	)(1)	0.08 (1)	(0.01	)(1)	(0.11	)(1)	(0.12	)(1)	(0.03	)(2)
Net gain (loss) on securities
(both realized and unrealized)	2.06		3.78	5.48		(12.40)		(0.10)		3.51		2.10		3.81	5.62		(12.67)		(0.19)		3.58
Total from investment operations	2.03		3.84	5.51		(12.51)		(0.24)		3.43		2.05		3.89	5.61		(12.78)		(0.31)		3.55
Less distributions (note 8):
Distributions from capital gains	–		–	–		(0.34)		(1.69)		(0.38)		–		–	–		(0.34)		(1.69)		(0.38)
Net asset value, end of period	$29.11		$27.08	$23.24		$17.73		$30.58		$32.51		$29.68		$27.63	$23.74		$18.13		$31.25		$33.25
Total return	7.50	%(3)	16 .52%	31. 08%		(40.92)%		(0.87)%		11.64%		7.42	% (3)	16.39%	30.94%		(40.90)%		(1.07)%		11.80%
Ratios/supplemental data
Net assets, end of period
(in thousands)	$16		$24	$8		$6		$11		$28		$6,570		$3,178	$447		$558		$1,667		$1,616
Ratio of expenses to average net assets	1.07	%(4)	1.13%	1.12%		1.30%		1.38%		1.64%		1.25	%(4)	1.25%	1.25%		1.26%		1.29%		1.47%

Ratio of net investment income (loss) to average net assets	(0.19	)%(4)	0.26%	0.14%		(0.46)%		(0.46)%		(0.48)%		(0.33	)%(4)	0.31%	(0.03)%		(0.43)%		(0.39)%		(0.31)%
Portfolio turnover rate	17.34	%(3)	115.93%	2.51%		3.70%		16.81%		13.31%		17.34	%(3)	115.93%	2.51%		3.70%		16.81%		13.31%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	3.07	%(4)	8.68%	4.40%		3.37%		2.55%		2.69%		2.69	%(4)	9.48%	4.55%		3.21%		2.48%		2.45%
Ratio of net investment loss to average average net assets	(2.19	)%(4)	(7.29)%	(3.14)%		(2.53)%		(1.63)%		(1.53)%		(1.77	)%(4)	(7.93)%	(3.33)%		(2.38)%		(1.59)%		(1.30)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.07	%(4)	1.13%	1.12%		1.29%		1.34%		1.42%		1.25	%(4)	1.25%	1.25%		1.25%		1.25%		1.25%
______________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Per share amounts have been calculated using the monthly average shares method
(3)	Not annualized.
(4)	Annualized .

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Six months ended June 30, 2011

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	7.28%	$1,000.00	$1,072.80	$ 7.71
Class C	6.89%	$1,000.00	$1,068.90	$11.54
Class I	7.50%	$1,000.00	$1,075.00	$ 5.51
Class Y	7.42%	$1,000.00	$1,074.20	$ 6.43

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.50%, 2.25%, 1.07% and 1.25% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges (“CDSC”) with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended June 30, 2011

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,017.36	$ 7.50
Class C	5.00%	$1,000.00	$1,013.64	$11.23
Class I	5.00%	$1,000.00	$1,019.49	$ 5.36
Class Y	5.00%	$1,000.00	$1,018.60	$ 6.26

(1)
Expenses are equal to the annualized expense ratio of 1.50%, 2.25%, 1.07% and 1.25% for the Fund’s Class A, C , I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings by value as of the close of the last business day of each calendar quarter in a posting to its website on approximately the 30th business day following the month end). Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www. aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     Proxy Voting Guidelines and Procedures of the Fund are available without charge, upon request, by calling our toll-free number (1-800-437-1020). This information is also available at www.aquilafunds.com/ATPOGF/ATPOGFproxy.htm or on the SEC’s website www.sec.gov.

Federal Tax Status of Distributions

     For the calendar year ended December 31, 2010, there were no distributions paid by the Fund.

Founders
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Sub-Adviser
THREE PEAKS CAPITAL MANAGEMENT, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109

Board of Trustees
Tucker Hart Adams, Chair
Gary C. Cornia
Grady Gammage, Jr.
Diana P. Herrmann
Glenn P. O’Flaherty

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Robert S. Driessen, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if,  based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

By:	/s/ Diana P. Herrmann
President and Trustee September 9, 2011

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer September 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann President and Trustee September 9, 2011

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer September 9, 2011

AQUILA THREE PEAKS OPPPORTUNITY GROWTH FUND

EXHIBIT INDEX

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.